OLSTEIN STRATEGIC OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2020 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Airlines - 3.5%
JetBlue Airways Corporation (a)	62,550	$559,822
Spirit Airlines, Inc. (a)(b)	86,000	1,108,540
		1,668,362
Auto Components - 6.2%
Miller Industries, Inc. (b)	32,000	904,960
Spartan Motors, Inc.	156,000	2,013,960
		2,918,920
Auto Manufacturers - 3.1%
Blue Bird Corporation (a)	134,000	1,464,620

Commercial Banks - 8.5%
Citizens Financial Group, Inc.	83,914	1,578,422
Home BancShares, Inc.	88,000	1,055,120
Prosperity Bancshares, Inc. (b)	28,000	1,351,000
		3,984,542
Containers & Packaging - 2.9%
WestRock Company	48,000	1,356,480

Diversified Financial Services - 2.9%
Invesco Ltd. (c)	151,000	1,371,080

Electrical Equipment - 3.7%
Generac Holdings, Inc. (a)	11,889	1,107,698
Littelfuse, Inc.	4,600	613,732
		1,721,430
Electronic Components - 1.3%
Vishay Intertechnology, Inc. (b)	42,900	618,189

Electronics - 4.7%
Keysight Technologies, Inc. (a)	8,400	702,912
Sensata Technologies Holding PLC (a)(b)(c)	52,000	1,504,360
		2,207,272
Health Care Equipment & Supplies - 3.8%
Zimmer Biomet Holdings, Inc.	17,800	1,799,224

Health Care Products - 3.0%
Integra LifeSciences Holdings Corporation (a)	31,710	1,416,486

Hotels & Leisure - 3.0%
SeaWorld Entertainment, Inc. (a)(b)	127,550	1,405,601

Household Durables - 5.4%
Central Garden & Pet Company - Class A (a)	48,300	1,235,031
Lifetime Brands, Inc.	230,000	1,299,500
		2,534,531
Industrial Equipment Wholesale - 3.8%
WESCO International, Inc. (a)	78,000	1,782,300

Machinery - 9.4%
AGCO Corporation	14,000	661,500
Federal Signal Corporation	31,000	845,680
Ingersoll Rand, Inc. (a)(b)	36,850	913,880
Middleby Corporation (a)(b)	17,100	972,648
Regal Beloit Corporation	16,047	1,010,159
		4,403,867
Materials - 2.4%
Axalta Coating Systems Ltd. (a)(c)	66,787	1,153,411

Media - 3.2%
Discovery, Inc. - Class C (a)	87,000	1,525,980

Office Electronics - 2.4%
Zebra Technologies Corporation - Class A (a)	6,050	1,110,780

Oil & Gas - 1.4%
NOW, Inc. (a)	131,000	675,960

Pharmaceuticals - 3.5%
Prestige Consumer Healthcare, Inc. (a)(b)	45,000	1,650,600

Restaurants - 6.3%
Cracker Barrel Old Country Store, Inc. (b)	11,550	961,191
Denny's Corporation (a)	118,178	907,607
Dine Brands Global, Inc. (b)	38,000	1,089,840
		2,958,638
Semiconductors & Semiconductor Equipment - 3.1%
Kulicke and Soffa Industries, Inc.	69,000	1,440,030

Specialty Retail - 2.7%
Big Lots, Inc. (b)	89,000	1,265,580

Transportation Equipment - 6.5%
Greenbrier Companies, Inc. (b)	89,150	1,581,521
Wabash National Corporation (b)	205,871	1,486,389
		3,067,910
TOTAL COMMON STOCKS (Cost $64,431,527)		45,501,793

SHORT-TERM INVESTMENT - 3.8%
Money Market Deposit Account - 3.8%
U.S. Bank N.A., 0.40% (d)
Total Money Market Deposit Account	1,804,315	1,804,315

TOTAL SHORT-TERM INVESTMENTS (Cost $1,804,315)		1,804,315

INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING - 15.9%
Investment Company - 15.9%
Mount Vernon Liquid Assets Portfolio, LLC 0.89% (e)
Total Investment Company	7,473,625	7,473,625

TOTAL INVESTMENT PURCHASED WITH THE CASH PROCEEDS FROM SECURITIES LENDING (Cost $7,473,625)		7,473,625

TOTAL INVESTMENTS - 116.4%
(Cost $73,709,467)		54,779,733
LIABILITIES IN EXCESS OF OTHER ASSETS - (16.4)%		(7,734,138)
TOTAL NET ASSETS - 100.0%		$47,045,595

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at March 31, 2020. Total loaned securities had a value of $7,413,765 at March 31, 2020.
(c)	U.S. Dollar-denominated foreign security.
(d)
The Money Market Deposit Account (the "MMDA") is a short-term invesment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of March 31, 2020.

(e)	The rate quoted is the annualized seven-day yield for the Fund at period end.
PLC- Public Limited Company

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2020:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$45,501,793	$-	$-	$45,501,793
Short-Term Investment	-	1,804,315	-	-	1,804,315
Investment Purchased with the Cash Proceeds From Securities Lending*	7,473,625	-	-	-	7,473,625
Total Investments	$7,473,625	$47,306,108	$-	$-	$54,779,733

*Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorizsed in the fair value hierarchy.
Refer to Schedule of Investments for further information on the classification of investments.

OLSTEIN STRATEGIC OPPORTUNITIES FUND
Sector Allocation
March 31, 2020

Industrials	31.3%
Consumer Discretionary	23.6%
19.7%
Financials	11.4%
Health Care	10.4%
Information Technology	10.1%
Materials	5.3%
Communication Services	3.2%
Energy	1.4%
Liabilities in Excess of Other Assets	-16.4%

Cost of investments	$155,829,730
Gross unrealized appreciation	$7,007,867
Gross unrealized depreciation	($17,300,024)
Net unrealized appreciation	($10,292,157)

* Because tax adjustments are calculated annually, the above table does not reflect tax adjustments.
For the previous fiscal year's federal income tax information, please refer to the Notes to Financial
Statements section in the Fund's most recent semi-annual or annual report.

	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$14,726,678	$–	$–	$14,726,678
Consumer Discretionary	11,083,270	–	–	11,083,270
Financials	5,355,622	–	–	5,355,622
Health Care	4,866,310	–	–	4,866,310
Information Technology	4,758,082	–	–	4,758,082
Materials	2,509,891	–	–	2,509,891
Communication Services	1,525,980	–	–	1,525,980
Energy	675,960	–	–	675,960
Total Equity	45,501,793	–	–	45,501,793
Short-Term Investments	1,804,315	–	–	9,277,940
Total Investments in Securities	$47,306,108	$–	$–	$54,779,733